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                                                                     Exhibit 5.1


                               [KPMG LETTERHEAD]


                        INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors
Intrawest Corporation

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus and the Form F-10 Registration Statement.



/s/ KPMG LLP

Vancouver, Canada
December 1, 2003